Investor Presentation Supplement to Fourth Quarter 2019 Results February 20, 2020 St. Petersburg, FL

Summary of Operating Results ($ in thousands, except per share amounts) Q419 Q418 Variance FY19 FY18 Variance Selected Income Statement Data Gross Premiums Earned $ 347,005 $ 308,414 12.5% $ 1,333,526 $ 1,180,961 12.9% Income (loss) before income taxes (5,260) (19,416) 72.9% (32,606) (4,239) -669.2% Net income (loss) attributable to UIHC (8,158) (11,071) 26.3% (29,872) 290 -10,400.7% Core income (loss) $ (15,235) $ (499) -2,953.1% $ (46,173) $ 17,326 -366.5% Key Ratios Loss & LAE % of gross premiums earned 37.6% 39.6% -2 pts 37.5% 34.6% 2.9 pts Operating expense % of gross premiums earned 23.8% 24.6% -0.7 pts 26.1% 26.2% -0.1 pts Loss & LAE % of net premiums earned 69.3% 67.2% 2.1 pts 66.4% 59.3% 7.1 pts Operating expense % of net premiums earned 43.9% 41.7% 2.2 pts 46.3% 44.9% 1.4 pts Combined ratio 113.3% 108.9% 4.4 pts 112.7% 104.3% 8.4 pts Underlying combined ratio 103.1% 81.2% 21.9 pts 95.4% 89.2% 6.2 pts Per Share Data Weighted average shares outstanding, diluted 42,801 42,693 0.3% 42,763 42,839 -0.2% EPS $ (0.19) $ (0.26) 26.5%$ (0.70) $ 0.01 -10,418.9% Core EPS $ (0.36) $ (0.01) -2,945.4%$ (1.08) $ 0.40 -367.0% 2

Q4-2019 Financial Commentary I. REVENUE HIGHLIGHTS • Gross Premiums Written of $294.8m: • Up +0.9% (+$2.6m) y/y • Personal Lines +7.8% (+$9.9m) | Commercial up +11.5% (+$7.1m) | E&S down -62.9% (-$14.4m) • Excluding E&S, Florida +6.7% (+$10.1m) | Non-Florida +5.7% (+$6.8m) • Gross Premiums Earned (GPE) of $347.0m: • Up +12.5% (+$38.6m) y/y • Ceded Premiums Earned (CPE) of $(158.7)m: • Up +25.2% (+$32.0m) y/y | Ceding Ratio was unchanged from prior year at 33.4% excluding quota share • Increased quota share participation from 20.0% to 22.5% for both UPC & FSIC at 6.1.19 • Quota share CPE was $42.8m (12.3% of GPE) for Q4-19 vs. $23.6m (7.7% of GPE) in Q4-18 II. LOSS & EXPENSE HIGHLIGHTS • Underlying loss & LAE of $111.4m: • Up 55% (+$39.5m) y/y • Underlying loss & LAE ratio increased 8.8 points to 32.1% from 23.3% in Q4-18 • Increased NonCAT IBNR reserves by $14.5m on top of higher frequency and severity driven by large losses • Current accident year CAT losses of $19.2m (10.2% of net premiums earned) in the quarter driven by: • $15.7m net retained mainly from Tropical Storms Olga & Nestor + 3 October PCS events (1959, 1961 & 1965). • $3.5m from increases retention under the aggregate reinsurance treaty • Operating expenses of $82.8m: • Up +9.2% (+$6.9m) but the gross expense ratio improved to 23.9%, down 0.7 points y/y • YTD gross expense ratio in-line with prior year at 26.1% III. STRONG INVESTMENT RETURNS • Total return in UIHC’s investment portfolio was 7.94% for 2019 vs. 0.55% in 2018 • Unrealized gains on equity securities of $9.2m for the quarter resulted in a $23.6m change y/y 3

Q4-2019 vs. Q4-2018 Net loss in the quarter driven by higher NonCat severity & reserve strengthening $ in millions Q4-19 PY Change Gross Premiums Earned $ 347.0 $ 308.4 $ 38.6 +12.5% Ceded Premiums Earned (158.7) (126.7) (32.0) Net Premiums Earned 188.4 181.7 6.6 Investment & Other Income 22.1 (0.7) 22.7 $23.6m increase from unrealized gains on equities Total Revenue 210.4 181.1 29.3 Underlying Loss & LAE 111.4 71.9 39.5 ~$15m IBNR increase + $19.4m increase in large losses y/y Current year CAT Loss & LAE 19.2 41.7 (22.5) Hurricane Michael in Q418 Prior year development (0.1) 8.5 (8.6) Prior accident years developed as expected Net Loss & LAE 130.6 122.2 8.4 Operating Expense 82.8 75.8 7.0 +9.2% driven by policy acquisition on premium growth Total Expenses (excluding interest) 213.4 198.0 15.3 Earnings before income tax $ (5.3) $ (19.4) $ 14.2 Net Income $ (8.2) $ (11.1) $ 2.9 Core Income $ (15.2) $ (0.5) $ (14.7) Underlying Gross Loss Ratio 32.1% 23.3% 8.8% Underlying Gross Expense Ratio 23.9% 24.6% -0.7% Reclassified ~$5m G&A to loss adjusting expense Net Loss Ratio 69.3% 67.2% 2.1% Net Expense Ratio 44.0% 41.7% 2.2% Combined Ratio 113.3% 108.9% 4.4% CAT Loss -10.2% -23.0% 12.7% PY Development F/(U) 0.0% -4.7% 4.7% Underlying Combined Ratio 103.1% 81.3% 21.8% 4

Q4-19 Cause of Loss Fire & liability severity was the primary driver of poor underlying results Loss Ratio Loss & DCC Severity A&O Severity Frequency Loss Cost Q417 Q418 Q419 Q417 Q418 Q419 Q417 Q418 Q419 Q417 Q418 Q419 Q417 Q418 Q419 Fire 5.7% 4.7% 12.4%$ 101,405 $ 86,081 $ 176,672 $ 3,736 $ 4,767 $ 5,186 0.1% 0.1% 0.1%$ 86 $ 72 $ 194 Liability 1.1% 1.1% 3.1%$ 37,904 $ 27,103 $ 71,349 $ (868) $ 24 $ 1,779 0.0% 0.1% 0.1%$ 17 $ 17 $ 49 Water 16.5% 17.6% 15.4%$ 13,447 $ 15,636 $ 17,502 $ 2,026 $ 1,359 $ 667 1.6% 1.6% 1.3%$ 252 $ 271 $ 239 Weather 4.3% 5.7% 5.5%$ 14,848 $ 11,892 $ 14,608 $ 2,672 $ 1,306 $ 927 0.4% 0.7% 0.6%$ 66 $ 87 $ 86 Other 3.0% 2.0% 3.4%$ 7,334 $ 7,095 $ 11,475 $ 1,281 $ 1,044 $ 637 0.5% 0.4% 0.4%$ 45 $ 30 $ 53 Total 30.6% 31.1% 39.8%$ 15,577 $ 15,852 $ 24,184 $ 1,977 $ 1,371 $ 950 2.7% 2.8% 2.5%$ 466 $ 476 $ 621 $700 Loss Cost $600 $53 $86 $500 $30 $45 $400 $66 $87 $239 $300 $252 $271 $49 $200 $100 $194 $17 $17 $86 $72 $- Q417 Q418 Q419 Fire Liability Water Weather Other 5 Note: Results shown here are just for United Property & Casualty Insurance Company

FY2019 vs. FY2018 Net loss for the year also hurt by reserve strengthening & prior year development $ in millions FY19 FY18 Change Gross Premiums Earned $ 1,333.5 $ 1,181.0 $ 152.6 +12.9% Ceded Premiums Earned (581.1) (491.7) (89.4) Net Premiums Earned 752.4 689.3 63.1 Investment & Other Income 72.7 34.7 38.0 $34.1m increase from unrealized gains on equities Total Revenue 825.1 723.9 101.2 Underlying Loss & LAE 369.5 304.3 65.2 Higher non-CAT loss severity Current year CAT Loss & LAE 96.9 100.0 (3.1) Prior year development 33.1 4.3 28.8 $21.6m of FY19 driven by CAT Net Loss & LAE 499.5 408.6 90.9 Operating Expense 348.6 309.8 38.7 Policy acquisition consistent with premium growth Total Expenses (excluding interest) 848.1 718.4 129.6 Earnings before income tax $ (32.6) $ (4.2) $ (28.4) Net Income $ (29.9) $ 0.3 $ (30.2) Core Income $ (46.2) $ 17.3 $ (63.5) Underlying Gross Loss Ratio 27.7% 25.8% 1.9% Rate changes expected to reduce this 2-3 points in 2020 Gross Expense Ratio 26.1% 26.2% -0.1% Net Loss Ratio 66.4% 59.3% 7.0% Net Expense Ratio 46.3% 45.0% 1.4% Combined Ratio 112.7% 104.3% 8.4% CAT Loss -12.9% -14.5% 1.6% PY Development F/(U) -4.4% -0.6% -3.8% Underlying Combined Ratio 95.4% 89.2% 6.3% 6

Expense Analysis

YTD 12/31/19 Gross Expense Ratio In-line with Prior Year

		2019	% GPE	2018	% GPE	Change	
	Gross Premiums Earned (GPE)	**$1,333,526**		**$1,180,961**		**152,565**	
I	Policy acquisition costs (PAC)	238,268	17.9%	203,140	17.2%	35,128	0.7%
II	Operating and underwriting	44,310	3.3%	40,590	3.4%	3,720	-0.1%
III	General and administrative (G&A)	65,989	4.9%	65,081	5.5%	907	-0.6%
	Total operating expenses	**348,566**	**26.1%**	**308,811**	**26.1%**	**39,755**	0.0%
I	***Drivers of PAC***						
	Agent Commissions	155,058	11.6%	118,547	10.0%	36,511	1.6%
	Policy Administration	19,765	1.5%	21,270	1.8%	(1,504)	-0.3%
	AmRisc MGA Fees	69,668	5.2%	73,694	6.2%	(4,027)	-1.0%
	Ceding Commissions Earned	(43,235)	-3.2%	(33,093)	-2.8%	(10,142)	-0.4%
	Premium taxes and other fees	37,013	2.8%	22,722	1.9%	14,290	0.9%
	Total PAC Drivers	**238,268**	**17.9%**	**203,140**	**17.2%**	**35,128**	**0.7%**
II	***Drivers of Operating & underwriting***						
	Underwriting reports	8,176	0.6%	7,680	0.7%	496	0.0%
	Equipment, Computer Services & Software	18,593	1.4%	11,515	1.0%	7,078	0.4%
	Assessments	1,950	0.1%	3,019	0.3%	(1,069)	-0.1%
	Advertising, Marketing & Agent Incentives	7,463	0.6%	7,851	0.7%	(389)	-0.1%
	All other	8,127	0.6%	10,524	0.9%	(2,397)	-0.3%
	Total Operating & underwriting Drivers	**44,310**	**3.3%**	**40,590**	**3.4%**	**3,720**	**-0.1%**
III	***Drivers of G&A***						
	Salaries and related expenses	40,024	3.0%	33,953	2.9%	6,071	0.1%
	Amortization & Depreciation	11,601	0.9%	18,482	1.6%	(6,881)	-0.7%
	Legal & Professional	8,493	0.6%	7,491	0.6%	1,002	0.0%
	All other	5,871	0.4%	5,155	0.4%	716	0.0%
	Total G&A Drivers	**65,989**	**4.9%**	**65,081**	**5.5%**	**907**	**-0.6%**
	G&A excluding Amortization & Depreciation	**54,388**	***4.1%***	**46,599**	***3.9%***		***0.1%***

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Why We Are Optimistic • RATES • Significant improvements in average premiums on new & renewal business • Retention rates are holding steady and market is moving with us • Biggest 2019 increases just beginning to flow through book • Hardening Commercial market • RESERVES • Strengthening efforts helped drive 52% increase y/y in net loss reserves • No adverse development in Q4 and AY 2019 reserve strengthening in the quarter minimizes 2020 reserve risk • REINSURANCE • Exposure to pricing increases at 6/1/20 will be limited • Over 85% of needed 6-1 capacity already placed • CAPITAL • Balance sheet remains strong with leverage metrics within normal ranges • Very unlikely UIHC will need to raise capital in 2020 even assuming 2 full hurricane retentions • All ratings affirmed 8

Rate Increases are Starting to Have a Material Impact Represents over $62 million of additional annual premium based just on actual December renewals 9

2019 Reserve Strengthening Minimizes 2020 Reserve Risk

UPC INSURANCE

+52% Increase in Net Loss & LAE Reserves Y/Y Outpaced Premium & Exposure Growth

	Loss & LAE Reserves @ 12/31/2018			Loss & LAE Reserves @ 12/31/2019		
NonCAT	CASE	IBNR	TOTAL	CASE	IBNR	TOTAL
Gross	$ 81,601,183	$ 110,973,000	$ 192,574,183	$ 131,616,251	$ 146,170,365	$ 277,786,616
Ceded	$ (9,573,144)	$ (14,979,677)	$ (24,552,821)	$ (19,820,249)	$ (23,140,083)	$ (42,960,332)
Net	$ 72,028,039	$ 95,993,323	$ 168,021,362	$ 111,796,002	$ 123,030,282	$ 234,826,283
Y/Y $ Change				*$ 39,767,962*	*$ 27,036,959*	*$ 66,804,921*
Y/Y % Change				*55.2%*	*28.2%*	*39.8%*
CAT						
Gross	$ 188,999,965	$ 279,628,950	$ 468,628,915	$ 169,241,768	$ 313,328,720	$ 482,570,488
Ceded	$ (177,183,467)	$ (275,843,616)	$ (453,027,084)	$ (155,446,575)	$ (283,553,247)	$ (438,999,822)
Net	$ 11,816,498	$ 3,785,334	$ 15,601,832	$ 13,795,193	$ 29,775,473	$ 43,570,665
Y/Y $ Change				*$ 1,978,695*	*$ 25,990,139*	*$ 27,968,834*
Y/Y % Change				*16.7%*	*686.6%*	*179.3%*
Total						
Gross	$ 270,601,148	$ 390,601,950	**$ 661,203,098**	$ 300,858,019	$ 459,499,085	**$ 760,357,103**
Ceded	$ (186,756,611)	$ (290,823,293)	$ (477,579,905)	$ (175,266,824)	$ (306,693,330)	$ (481,960,155)
Net	$ 83,844,537	$ 99,778,657	**$ 183,623,194**	$ 125,591,194	$ 152,805,754	**$ 278,396,949**
Y/Y $ Change				***$ 41,746,658***	***$ 53,027,098***	***$ 94,773,755***
Y/Y % Change				***49.8%***	***53.1%***	***51.6%***

NonCAT ultimate loss ratio expectations for 2019 tempered by prior year development

More conservative approach to catastrophes expected to mitigate reserve risk

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Average Case Loss Reserve Increased Average Case Loss Reserve Jumped +40.4% while Pending Claims Increased +23.2% NonCAT Average Case Reserve 18,000 17,053 16,000 14,774 13,814 14,000 12,684 12,147 12,000 10,000 8,000 5,979 6,000 4,855 4,552 4,361 4,000 2,644 2,000 - 2015 2016 2017 2018 2019 Avg Ending Open Reserve Sum of Pending Count 11

June 1 Reinsurance Renewal Is Almost Done UPC’s exposure to reinsurance cost increases in 2020 is substantially lower than the industry overall due to advance planning and strong partnerships with reinsurers. 2020 Projected Total Limit Needed$ 3,331,409,774 Less: 1st Event Retention$ (50,000,000) Less: 2nd Event Retention$ (25,000,000) Less: FHCF$ (1,698,198,445) Open Market Limit Needed$ 1,558,211,329 Less: limit already secured$ (1,080,000,000) Over 85% of UPC’s Core Catastrophe Net Limiting Remaining$ 478,211,329 Program renewing June 1, 2020 is already placed 12

2020 Reinsurance Programs Total Over $4 Billion

UPC INSURANCE

United P&C and Family Security	▪ **Quota Share Reinsurance Program** – *Effective June 1, 2019 - May 31, 2020* – 22.5% Cession rate covering all perils and all states ground up – World class reinsurance panel of A+ markets or better – Includes significant aggregate CAT limit
UIHC Group	▪ **Aggregate Reinsurance Program** – *Effective January 1, 2020 – December 31, 2020* – $30m of limit shared with Core CAT excess of approximately 7% of consolidated subject gross premium earned – Covers all catastrophe losses except hurricane and earthquake ▪ **AOP CAT Excess of Loss Program** – *Effective January 1, 2020 – December 31, 2020* – Exhaustion point of $100m, up $10m from 2019 program – 1st event retention of $26.3m; reduced 2nd and subsequent retention dependent on loss size – Covers all catastrophe losses except hurricane and earthquake ▪ **Excess Per Risk Program** – *Effective January 1, 2020 – December 31, 2020* – Personal Lines business covered at $1.5m excess of $1.5m – Commercial Lines business covered in multiple layers up to $70m ▪ **Core CAT Excess of Loss Program** – *Effective June 1, 2019 – May 31, 2020* – $3.2 billion of limit available for 1st event in Florida (including the CAT Bond) – $55.5m retention for 1st event; $18.5m retention for 2nd event – Covers hurricane and earthquake only ▪ **CAT Bond** – *Armor Re II* – $100m of limit effective June 1, 2018 on a 2-year basis – $100m of limit effective June 1, 2019 on a 3-year basis
BlueLine (Assumed Commercial E&S property)	▪ **Excess Per Risk Reinsurance Program** – Three distinct treaties covering our share with multiple reinstatements ▪ **CAT Excess of Loss Program** – Three distinct treaties covering each of our assumed shares – Limit purchased to the 250YR PML all reinstated

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Balance Sheet Remains Strong Dec. 31, Dec. 31, ($ in thousands, except per share amounts) 2019 2018 Variance Selected Balance Sheet Data Cash & investments $ 1,298,780 $ 1,135,956 14.3% • Liquidity of ~$1.3 billion increased 14.3% y/y Financial debt 158,932 160,118 -0.7% Stockholders' equity attributable to UIHC 503,138 520,230 -3.3% • Capital erosion driven by CAT limited to -2.7% Total capital $ 662,070 $ 680,348 -2.7% Leverage Ratios Debt-to-total capital 24.0% 23.5% 2.0% Financial & operating leverage metrics remain Net premiums earned-to-stockholders' equity 143.6% 127.6% 12.6% within our target ranges Per Share Data Common shares outstanding 43,028 42,985 0.1% Book value per common share $ 11.69 $ 12.09 -3.3% Tangible book value per common share $ 9.39 $ 9.66 -2.8% 14

Book Value Per Share Growth Over Time



CAGR +10.8%
(Q4-2012 - Q4-2019)
$14.00
$13.00
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$5.70
$11.69
Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19
UIHC incurred ~$370 million of net retained catastrophe losses from FY16-FY19 on $2.48 billion of net premiums earned (~15 points on the combined ratio) with ***minimal impact to BVPS***.

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Cautionary Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements include expectations regarding our diversification, growth opportunities, retention rates, liquidity, investment returns and our ability to meet our investment objectives and to manage and mitigate market risk with respect to our investments. These statements are based on current expectations, estimates and projections about the industry and market in which we operate, and management's beliefs and assumptions. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "endeavor," "project," "believe," "anticipate," "intend," "could," "would," "estimate," or "continue" or the negative variations thereof, or comparable terminology, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. The risks and uncertainties include, without limitation: the regulatory, economic and weather conditions in the states in which we operate; the impact of new federal or state regulations that affect the property and casualty insurance market; the cost, variability and availability of reinsurance; assessments charged by various governmental agencies; pricing competition and other initiatives by competitors; our ability to attract and retain the services of senior management; the outcome of litigation pending against us, including the terms of any settlements; dependence on investment income and the composition of our investment portfolio and related market risks; our exposure to catastrophic events and severe weather conditions; downgrades in our financial strength ratings; risks and uncertainties relating to our acquisitions including our ability to successfully integrate the acquired companies; and other risks and uncertainties described in the section entitled "Risk Factors" and elsewhere in our filings with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the year ended December 31, 2018. We caution you not to place undue reliance on these forward looking statements, which are valid only as of the date they were made. Except as may be required by applicable law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, the occurrence of unanticipated events, or otherwise. This presentation contains certain non-GAAP financial measures. See the Appendix section of this presentation for further information regarding these non-GAAP financial measures. The information in this presentation is confidential. Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any person is prohibited. 16